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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
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☐	Soliciting Material under §240.14a-12

Industrial Property Trust Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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INDUSTRIAL PROPERTY TRUST INC.

April 16, 2018

Dear Fellow Stockholders:

        On behalf of the Board of Directors of Industrial Property Trust Inc. (the "Board of Directors"), I cordially invite you to attend the Annual Meeting of Stockholders of Industrial Property Trust Inc., a Maryland corporation, to be held at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202, on June 29, 2018 at 9:00 a.m Mountain Time (the "Annual Meeting"). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.

        We have elected to furnish proxy materials to our stockholders primarily over the Internet pursuant to the "notice and access" rules of the Securities and Exchange Commission (the "Commission"). We believe that providing our proxy materials over the Internet will expedite stockholders' receipt of proxy materials, lower the costs associated with our Annual Meeting, and conserve natural resources.

        On or about April 18, 2018, we intend to distribute to our stockholders: (i) either in printed form by mail or electronically by email, a copy of the Annual Meeting Notice and the Notice of Internet Availability of Proxy Materials (the "Internet Availability Notice"), which will provide instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed proxy materials (if desired); and (ii) if requested or required, printed proxy materials which will include a copy of the Notice of Annual Meeting of Stockholders (the "Annual Meeting Notice"), our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2017 (our "2017 Annual Report").

        IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the Annual Meeting. We urge you to vote as soon as possible. You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. Thank you in advance for your participation.

Sincerely,

Evan H. Zucker Chairman of the Board of Directors
For the Board of Directors of Industrial Property Trust Inc.

INDUSTRIAL PROPERTY TRUST INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2018

To the Stockholders of Industrial Property Trust Inc.:

        The 2018 Annual Meeting of Stockholders of Industrial Property Trust Inc., a Maryland corporation (the "Company"), will be held at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202, on June 29, 2018 at 9:00 a.m. Mountain Time (the "Annual Meeting"). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

  (i)
  a proposal to elect six directors to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualify;

  (ii)
  a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

  (iii)
  any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.

        Stockholders of record at the close of business on April 9, 2018 will be entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.

        On or about April 18, 2018, we intend to distribute to our stockholders: (i) either in printed form by mail or electronically by email, a copy of the Annual Meeting Notice and the Internet Availability Notice, which will provide instructions on how to access our proxy materials on the Internet, how to vote, and how to request printed proxy materials (if desired); and (ii) if requested or required, printed proxy materials, provided at no charge, which will include a copy of the Annual Meeting Notice, our proxy statement, a proxy card, and our 2017 Annual Report.

        You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose. If you have any questions regarding these proxy materials and proposals, you can call 1-855-723-7822.

By Order of the Board of Directors,

Joshua J. Widoff
Managing Director General Counsel and Secretary

Denver, Colorado
April 16, 2018

INDUSTRIAL PROPERTY TRUST INC.
518 Seventeenth Street, 17th Floor
Denver, Colorado 80202

PROXY STATEMENT

FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 29, 2018

        This proxy statement (the "Proxy Statement") and the accompanying proxy card and notice of annual meeting are provided to our stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Industrial Property Trust Inc., a Maryland corporation, for use at the Annual Meeting of Stockholders to be held on June 29, 2018, and any postponements or adjournments thereof (the "Annual Meeting"). "We," "our," "us," and "the Company" each refers to Industrial Property Trust Inc.

        The mailing address of our executive offices is 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202. The Proxy Statement, the attached proxy card and a copy of the Notice of the Annual Meeting of Stockholders (the "Annual Meeting Notice"), or the Annual Meeting Notice and the Notice of Internet Availability of Proxy Materials (the "Internet Availability Notice"), as applicable, are being distributed to holders of our common stock, par value $0.01 per share (herein referred to as our "common stock"), on or about April 18, 2018.

        Your vote is very important. For this reason, our Board of Directors is requesting that you permit your common stock to be represented and voted at the Annual Meeting by the proxies named on the proxy card. To ensure that your shares are voted at the Annual Meeting, please authorize your proxy by telephone, through the Internet, or by completing, signing, dating, and returning the proxy card provided with the printed proxy materials. If you are a stockholder of record, you may still attend the Annual Meeting and vote despite having previously authorized your proxy by any of these methods. Any proxy may be revoked in the manner described below at any time prior to its exercise at the Annual Meeting. Stockholders must bring proof of current ownership of our common stock to be admitted to and attend the Annual Meeting.

        For shares held through a broker or other nominee, the broker or nominee is not permitted to exercise voting discretion with respect to certain of the matters to be acted upon at the Annual Meeting. If specific instructions are not provided, the stockholder's shares will not be voted on those matters. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

Date, Time, and Place for the Annual Meeting

        The Annual Meeting will be held on June 29, 2018 at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202, at 9:00 a.m. Mountain Time.

Matters to be Considered at the Annual Meeting

        At the Annual Meeting, holders of record of the Company's common stock as of the close of business on April 9, 2018 will be asked to consider and vote upon:

  (i)
  a proposal to elect six directors to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualify;

  (ii)
  a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

  (iii)
  any other business that may properly come before the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 29, 2018.

        The Proxy Statement, the proxy card, the Annual Meeting Notice, and our 2017 Annual Report are available at www.proxyvote.com. An electronic version of our Annual Report on Form 10-K for the year ended December 31, 2017, as filed with the Commission on March 9, 2018, is available on our website at www.industrialpropertytrust.com.

INFORMATION ABOUT THE MEETING AND VOTING

What is the date and time of the Annual Meeting and where will it be held?

        The Annual Meeting will be held on June 29, 2018 at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202, at 9:00 a.m. Mountain Time.

Who is entitled to vote at the Annual Meeting?

        Our Board of Directors has fixed the close of business on April 9, 2018 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on April 9, 2018 are entitled to vote at the Annual Meeting.

How many shares of common stock are outstanding?

        As of the close of business on April 9, 2018, there were approximately 176,205,542 shares of our common stock outstanding and entitled to vote. Our shares of common stock consist of Class A shares and Class T shares, all of which are collectively referred herein as shares of common stock.

How many votes do I have?

        You are entitled to one vote for each share of our common stock that you held as of the record date.

What will I be voting on at the Annual Meeting?

        At the Annual Meeting, you will be asked to:

  •
  elect six directors to serve until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualify;

  •
  ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

  •
  act on any other business that may properly come before the Annual Meeting.

How does the Board of Directors recommend that I vote on each proposal?

        The Board of Directors recommends a vote:

  •
  FOR the election of the nominees to our Board of Directors; and

  •
  FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018.

What is the quorum requirement for the Annual Meeting?

        A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. Broker "non-votes" are also counted as present and entitled to vote for purposes of determining a quorum. A broker "non-vote" occurs when a broker holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

        If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained.

What vote is required to approve each proposal?

  Election of Directors

        The election of the nominees to our Board of Directors requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting. There is no cumulative voting in the election of directors. Withheld votes and broker "non-votes," if any, will have the effect of votes against the election of the nominees to our Board of Directors.

  Ratification of Auditors

        The ratification of the appointment of KPMG as our independent registered public accounting firm for the fiscal year ending December 31, 2018 requires the affirmative vote of at least a majority of all votes cast in person or by proxy at the Annual Meeting. Abstentions and broker "non-votes," if any, will have no effect on the result of the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2018.

How can I vote?

        You can vote in person at the Annual Meeting or by proxy. If you hold your shares of our common stock in your own name as a holder of record, you have the following four options for submitting your vote by proxy:

  1.
  if you received printed proxy materials, by signing, dating, and mailing the proxy card in the postage-paid envelope provided;

  2.
  via the Internet at www.proxyvote.com, as provided in the proxy card and the Internet Availability Notice;

  3.
  by touch-tone telephone at the toll-free number, as provided in the proxy card and the Internet Availability Notice; or

  4.
  by telephone at 1-855-723-7822 speaking to a live agent between 9:00am and 9:00pm EDT.

        For those stockholders with Internet access, we encourage you to authorize a proxy to vote your shares via the Internet, since this method is quick, convenient and cost-efficient. When you authorize a proxy to vote your shares via the Internet or by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.

        If your shares of our common stock are held on your behalf by a broker, bank, or other entity that exercises fiduciary power in nominee name or otherwise, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.

How will proxies be voted?

        Shares represented by valid proxies will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:

  •
  FOR the election of the nominees to our Board of Directors;

  •
  FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018; and

  •
  in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

How can I change my vote or revoke a proxy?

        If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy at any time prior to the date and time of the Annual Meeting through any of the following methods:

  •
  send written notice of revocation, prior to the Annual Meeting, to our Managing Director, General Counsel and Secretary, Mr. Joshua J. Widoff (the "Secretary"), at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202;

  •
  properly sign, date, and mail a new proxy card to our Secretary;

  •
  dial the toll-free number provided in the proxy card, the Internet Availability Notice and in this Proxy Statement and authorize your proxy again;

  •
  log onto the Internet site provided in the proxy card, the Internet Availability Notice and in this Proxy Statement and authorize your proxy again; or

  •
  attend the Annual Meeting and vote your shares in person.

        Please note that merely attending the Annual Meeting, without further action, will not revoke your proxy. If shares of our common stock are held on your behalf by a broker, bank, or other entity that exercises fiduciary power in nominee name or otherwise, you must contact them to receive instructions as to how you may revoke your proxy.

Who is soliciting my proxy, and who pays the cost of this proxy solicitation?

        The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on the record date and will provide reimbursement for the cost of forwarding the materials.

        The Company has engaged Broadridge Investor Communication Services, Inc. ("Broadridge"), to solicit proxies for the Annual Meeting. The services to be performed by Broadridge will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Company in the solicitation of proxies from the Company's stockholders entitled to vote at the Annual Meeting. The anticipated cost for such services is expected to be between $200,000 and $265,000.

Where can I find the voting results after the Annual Meeting?

        American Election Services, LLC, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K to be filed with the Commission within four business days after the Annual Meeting. We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, American Election Services, LLC, to examine these documents.

Where can I find the Company's Annual Report on Form 10-K?

        A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2017, as filed with the Commission on March 9, 2018, will be included in our 2017 Annual Report that will be delivered, or made available on the Internet as provided in the Internet Availability Notice, to stockholders entitled to vote at the Annual Meeting, and is available without charge to stockholders upon written request to: Industrial Property Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2017 on our website at www.industrialpropertytrust.com.

BOARD OF DIRECTORS

        Our Board of Directors currently consists of six directors, four of whom are independent, as determined by our Board of Directors. Our bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three nor more than 15.

        Our Board of Directors has determined that Messrs. Marshall M. Burton, Charles B. Duke, Stanley A. Moore, and John S. Hagestad are independent within the meaning of the applicable (i) provisions set forth in our Charter, (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the applicable Commission rules, and (iii) although our shares are not listed on the New York Stock Exchange ("NYSE"), independence rules set forth in the NYSE Listed Company Manual. To be considered independent under the NYSE rules, our Board of Directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder or officer of an organization that has a relationship with any of those entities, including Industrial Property Advisors Group LLC (the "Sponsor") and its affiliates).

        Our Charter defines an "independent director" as a person who has not been, directly or indirectly, associated with the Sponsor or Industrial Property Advisors LLC (the "Advisor") within the previous two years by virtue of:

  •
  ownership interests in the Sponsor, the Advisor or any of their affiliates;

  •
  employment by the Sponsor, the Advisor or any of their affiliates;

  •
  service as an officer or director of the Sponsor, the Advisor or any of their affiliates;

  •
  performance of services, other than as a director for us;

  •
  service as a director or trustee of more than three real estate investment trusts organized by the Sponsor or advised by the Advisor; or

  •
  maintenance of a material business or professional relationship with the Sponsor, the Advisor or any of their affiliates.

        We refer to our directors who are not independent as our "interested directors." Our Charter sets forth the material business or professional relationships that cause a person to be associated with us and therefore not eligible to serve as an independent director. A business or professional relationship is per se material if the prospective independent director received more than five percent of his annual gross income in the last two years from the Sponsor, the Advisor or any affiliate of the Sponsor or Advisor, or if more than five percent of his net worth, on a fair market value basis, has come from the Sponsor, the Advisor or any affiliate of the Sponsor or Advisor.

PROPOSAL NO. 1: ELECTION OF DIRECTORS

        Our Board of Directors has selected, on the recommendation of the Nominating and Corporate Governance Committee of the Board, our current directors as the director nominees to be re-elected to serve on our Board of Directors until the 2019 annual meeting of stockholders and until their respective successors are duly elected and qualify.

        Each nominee has consented to being named in the Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by our Board of Directors, unless our Board of Directors determines to reduce the number of directors in accordance with our Charter and bylaws.

        Set forth below is certain information regarding each of our directors, including their respective position, age, biographical information, directorships held in the previous five years, and the experience, qualifications, attributes and/or skills that led our Board of Directors to determine that the person should serve as a director. For information regarding each director's beneficial ownership of shares of our common stock or units of limited partnership interest ("OP Units") of Industrial Property Operating Partnership LP (our "Operating Partnership"), see the "Security Ownership of Certain Beneficial Owners and Management" section, and the notes thereto, included in this Proxy Statement.

Nominee	Business Experience and Qualifications
Evan H. Zucker Chairman of the Board of Directors Age: 52 Director since January 2013 Member of Investment Committee Member of Management Committee	Evan H. Zucker has served as the Chairman of our Board of Directors and as a director since January 2013. Mr. Zucker also has served as the Chairman of the board of directors and as a director of Black Creek Industrial REIT IV Inc. ("BCI IV") since November 2014. Mr. Zucker also served as the President of Industrial Income Trust Inc. ("IIT") from October 2009 until his election to the board of directors of IIT as Chairman in March 2010. He served as Chairman of IIT until November 2015. Mr. Zucker has served as a manager of the Advisor since January 2013; a manager of BCI IV Advisors LLC, the advisor to BCI IV, since November 2014; a manager of Industrial Income Advisors LLC, the former advisor to IIT, since October 2009; and a manager of Black Creek Diversified Property Advisors LLC, the advisor to Black Creek Diversified Property Fund Inc. ("DPF") since April 2005. From its inception until October 2006, Mr. Zucker was the Chief Executive Officer, President, Secretary and a director of DCT Industrial Trust (NYSE: DCT), which listed on the NYSE in December 2006. Mr. Zucker is a principal of both Dividend Capital Group LLC and Black Creek Group LLC, a Denver based real estate investment firm which he co-founded in 1993. Mr. Zucker has been active in real estate acquisition, development and redevelopment activities since 1989 and, as of December 31, 2017 with affiliates, has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of real properties having combined value of approximately $17.9 billion. In 1993, Mr. Zucker co-founded American Real Estate Investment Corp., which subsequently became Keystone Property Trust (NYSE: KTR), an industrial, office and logistics REIT that was later acquired by ProLogis Trust (NYSE: PLD) in August 2004. Mr. Zucker served as the President and as a director of American Real Estate Investment Corp. from 1993 to 1997 and as a director of Keystone Property Trust from 1997 to 1999. Mr. Zucker graduated from Stanford University with a Bachelor's Degree in Economics.

We believe that Mr. Zucker's qualifications to serve on our Board of Directors are demonstrated by his proven business acumen, including his over 25 years of experience with Black Creek Group LLC as a co-founder of the company, his position as a principal of Dividend Capital Group LLC, and his vast experience as a leader of an advisor to real estate investment companies, including DCT Industrial Trust, DPF and American Real Estate Investment Corp (which subsequently became Keystone Property Trust, NYSE: KTR).

Nominee	Business Experience and Qualifications
Dwight L. Merriman III Managing Director Chief Executive Officer, Director Age: 57 Director since January 2013 Member of Investment Committee Member of Management Committee
Dwight L. Merriman III has served as our Managing Director since May 2017, and as our Chief Executive Officer, member on our Board of Directors, and a member of the board of managers of the Advisor since January 2013. Mr. Merriman also has served as the Managing Director of BCI IV since April 2017, as and Chief Executive Officer, member of the board of directors of BCI IV, and as a member of the board of managers of BCI IV Advisors LLC since November 2014. Mr. Merriman also serves as the Managing Director and Chief Executive Officer of DPF since April 2017. Mr. Merriman also served as the Chief Executive Officer of IIT from March 2010 until November 2015, and has served as the Chief Executive Officer of Industrial Income Advisors LLC, the former advisor to IIT, since March 2010. Mr. Merriman also served as Chief Executive Officer and as a member of the board of trustees of DC Industrial Liquidating Trust from November 2015 to December 2017. Mr. Merriman has over 30 years of real estate investment and development experience. Prior to joining the Company, Mr. Merriman served from September 2007 through March 2010 as a Managing Director and the Chief Investment Officer of Stockbridge Capital Group LLC ("Stockbridge"), a real estate investment management company based in San Francisco, California, which had more than $3 billion in real estate under management. While with Stockbridge, Mr. Merriman served as a member of its investment and management committees, and was responsible for coordinating the investment activities of the company. From May 2000 to September 2007, Mr. Merriman was a Managing Director of RREEF Funds ("RREEF"), a real estate investment management company, in charge of RREEF's development and value-added investment opportunities in North America. While at RREEF, he served on the investment committee and was involved in approving approximately $5 billion in commercial real estate transactions, and he started CalSmart, a $1.2 billion value-added real estate investment fund with the California Public Employees' Retirement System. Prior to joining RREEF in 2000, Mr. Merriman served for approximately five years as a Managing Director at CarrAmerica Realty Corporation, where he was responsible for the company's acquisition, development and operations activities in Southern California and Utah. Prior to that, he spent 11 years with the Los Angeles development firm of Overton, Moore & Associates, where he was responsible for developing industrial and office property throughout Southern California. Mr. Merriman received a B.S. in Business Administration from the University of Southern California and an M.B.A. from the Anderson School at the University of California at Los Angeles. Mr. Merriman is a member of the Urban Land Institute.

We believe that Mr. Merriman's qualifications to serve on our Board of Directors include his extensive real estate investment and development experience, including specifically his experience serving in leadership positions and on the investment committees of significant real estate investment funds.

Nominee	Business Experience and Qualifications

Marshall M. Burton
Independent Director
Age: 49
Director since March 2013
Member of Audit Committee
Member of Nominating and Corporate Governance Committee
Member of Investment Committee
Member of Conflicts Resolution Committee
Marshall M. Burton has served as an independent director on our Board of Directors since March 2013. Mr. Burton also has served as an independent director on the board of directors of BCI IV since August 2015 and of IIT from December 2009 until November 2015. Mr. Burton also served as an independent trustee on the board of trustees of DC Industrial Liquidating Trust from November 2015 to December 2017. Mr. Burton has more than 20 years of commercial real estate experience, including development, leasing, investment and management. In March 2014, Mr. Burton founded Confluent Holdings, L.L.C. to develop and invest in office, industrial and multi-family projects throughout the U.S. In April 2015, Mr. Burton expanded Confluent Holdings, L.L.C. and co-founded Confluent Development, L.L.C. in a merger with MVG, Inc., to form a diverse real estate investment and development platform with projects in various stages of development totaling $500 million. Mr. Burton is a board member and President of both MVG, Inc. and Confluent Development, L.L.C. From March 2011 to March 2014, Mr. Burton served as Senior Vice President and General Manager of Opus Development Company L.L.C., an affiliate of The Opus Group, a real estate developer ("Opus"), where he was responsible for managing operations and seeking new development opportunities in Denver, Colorado and in the western region of the U.S. Prior to joining Opus, Mr. Burton founded the Denver office of McWhinney, a real estate development company, in February 2010. As Senior Vice President of McWhinney, Mr. Burton oversaw operations for the commercial development team in the Denver metropolitan area and other strategic locations across the western U.S. Mr. Burton served as the Senior Vice President of Opus Northwest, L.L.C., a full-service real estate developer, from May 2009 through February 2010, and previously served as Vice President from October 2002 through September 2008 and in other capacities beginning in 1996. From September 2008 through June 2009, Mr. Burton served as Executive Vice President of Opus East, L.L.C., an interim position where he was charged with restructuring and winding down operations of Opus East, L.L.C. Opus East, L.L.C. and certain of its subsidiaries voluntarily filed for relief under Chapter 7 of the U.S. Bankruptcy Code in July 2009. Prior to joining Opus in 1996, Mr. Burton was co-founder of Denver Capital Corporation, a multi-bank community lending organization. Mr. Burton is a licensed Colorado Real Estate Broker and is active in many civic and real estate associations, including serving as Treasurer and President-elect of the National Association of Industrial and Office Properties and as an executive committee member of the Urban Land Institute. Mr. Burton received his Bachelor of Science in Business Administration from the University of Denver.

We believe that Mr. Burton's qualifications to serve on our Board of Directors include his over 20 years of experience overseeing the development, leasing, investment and management of commercial real estate. This experience provides a valuable perspective on the commercial real estate industry.

Nominee	Business Experience and Qualifications
Charles B. Duke Independent Director Age: 60 Director since March 2013 Chairman of Audit Committee Member of Nominating and Corporate Governance Committee Member of Investment Committee
Charles B. Duke has served as an independent director on our Board of Directors since March 2013. Mr. Duke has served as an independent director of the board of directors of DPF since January 2006 and of BCI IV since February 2016. Mr. Duke served as an independent director on the board of directors of IIT from December 2009 until November 2015 when IIT was sold. Mr. Duke is currently founder and Chief Executive Officer of To-Table Inc. ("To-Table"), a retailer of specialty gourmet foods. Prior to founding To-Table in November 2014, Mr. Duke was involved in the management of two ink jet cartridge remanufacturers and aftermarket suppliers. Mr. Duke served as Executive Vice President of IJR, Inc. in Phoenix, Arizona, from October 2012 to July 2014, and as the founder, President and Chief Executive Officer of Legacy Imaging, Inc. from 1996 through 2012. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including founder, president, and owner of Careyes Corporation, a private bank, registered investment advisor and a member of the Financial Industry Regulatory Authority ("FINRA") based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems, a global technology leader in the environmental monitoring industry based in Boulder, Colorado, and Vice President of Commercial Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment-banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved in primarily mergers and acquisitions, financing, and valuation activities. Mr. Duke graduated from Hamilton College in 1980 with a Bachelor's Degree in Economics and English.

Our Board of Directors has determined that Mr. Duke is the audit committee financial expert. In that role, we believe that Mr. Duke brings a unique perspective to the audit committee, as he is the only audit committee member with investment banking experience. We believe Mr. Duke's qualifications to serve on our Board of Directors include his considerable business and financial experience, including specifically his experience as founder and president of a private bank and as Chief Financial Officer of a significant organization.

Nominee	Business Experience and Qualifications

Stanley A. Moore
Independent Director
Age: 79
Director since March 2013
Chairman of Nominating and Corporate Governance Committee
Chairman of Investment Committee
Member of Conflicts Resolution Committee
Stanley A. Moore has served as an independent director on our Board of Directors since March 2013. Mr. Moore also has served as an independent director on the board of directors of BCI IV since August 2015 and of IIT from February 2011 until November 2015. Mr. Moore also has served as an independent trustee on the board of trustees of DC Industrial Liquidating Trust from November 2015 to December 2017. Mr. Moore is a co-founder and chairman and the former Chief Executive Officer of Overton Moore Properties ("OMP"), a leading commercial real estate development firm in Los Angeles County that develops, owns and manages office, industrial and mixed-use space. He served as Chief Executive Officer of OMP from 1975 until January 2010 and has served as a director since 1972. Since its founding, OMP has developed and/or invested in over 30 million square feet of commercial space in California. Mr. Moore served as a member of the board of directors of The Macerich Company (NYSE: MAC), a leading owner, operator and developer of major retail properties, from 1994 through May 2015. Mr. Moore is past President of the Southern California Chapter of the National Association of Industrial and Office Parks, and is currently a board member of the Economic Resources Corporation of South Central Los Angeles. His many awards and citations include the Humanitarian of the Year awarded to him by the National Conference of Christians and Jews.

We believe that Mr. Moore's qualifications to serve on our Board of Directors include his over 36 years of experience as a Chief Executive Officer of a leading commercial real estate development firm, his expertise in the areas of acquisitions, development and management of commercial real estate, and more specifically, industrial properties, his leadership experience with the National Association of Industrial and Office Parks, and his service on civic and private and public company boards.

Nominee	Business Experience and Qualifications
John S. Hagestad Independent Director Age: 71 Director since September 2015 Member of the Audit Committee Member of Investment Committee
John S. Hagestad has served as an independent director on our Board of Directors of since September 2015. Mr. Hagestad also has served as an independent director of the board of directors of BCI IV since August 2015. Mr. Hagestad is Senior Managing Director and co-founder of SARES•REGIS Group, a vertically integrated real estate development services company focusing on both commercial and residential real estate. Mr. Hagestad has served in this role since 1993 and is responsible for overseeing all of SARES•REGIS Group's commercial activities which includes the development, investment and management divisions. Mr. Hagestad serves on SARES•REGIS Group's Executive Management Committee, which approves all property acquisitions and investment decisions and provides strategic planning for the future. During his career, Mr. Hagestad has been responsible for the acquisition and development of over 85 million square feet of commercial, office and industrial property totaling more than $6 billion in value. In 1972, he joined the Koll Company as a Vice President for project acquisition and development. Three years later he joined The Sammis Company as a founding partner responsible for all matters of finance and administration, with emphasis on lender and partner relationships. In 1990, Mr. Hagestad became President and Chief Executive Officer of the SARES Company (the successor to The Sammis Company), where he was instrumental in its merger with The Regis Group to create the SARES•REGIS Group in 1993. Mr. Hagestad is a Certified Public Accountant and holds a bachelor's degree in Business Administration and a master's degree in Finance from the University of Southern California. He is a past trustee of the Urban Land Institute, a member of the Marshall School of Business Board of Leaders at the University of Southern California, the UCI Center for Real Estate, The Fisher Center for Real Estate and Urban Economics at UC Berkeley and the Real Estate Roundtable. He is also on the Board of Trustees / Directors for the Cystinosis Research Foundation.

We believe that Mr. Hagestad's qualifications to serve on our Board of Directors include his over 40 years of involvement in overseeing the development, acquisition and management of commercial, office and industrial real estate, in addition to his valuable accounting background. This experience provides a valuable perspective on the various facets of the real estate industry.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION
OF THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

CORPORATE GOVERNANCE

Board Leadership Structure

        We separate the roles of Chief Executive Officer and Chairman of our Board of Directors because we currently believe that the two roles can best be filled by different people who have different experiences and perspectives. Mr. Merriman, as our Managing Director and Chief Executive Officer, is responsible for the execution of our business strategy and day-to-day operations. One of our interested directors, Mr. Zucker, serves as Chairman of our Board of Directors and, in such capacity, is responsible for presiding over our Board of Directors in its identification and execution of our strategic operational and investment objectives, and oversight of our senior management team. Mr. Zucker is associated with us through, among other things, his role as manager and co-founder of the Advisor. We believe that Mr. Zucker's experience and background makes him highly qualified to lead our Board of Directors in the fulfillment of its duties. Mr. Zucker's experience in the non-traded REIT industry and his familiarity with our organizational structure provides him with an enhanced perspective.

        A majority of our independent directors must approve the compensation payable to the Advisor, the renewal of the Advisory Agreement (as defined in "Certain Relationships and Related Transactions—The Advisory Agreement") or any other transactions or arrangements that we may enter into with regard to the Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with the Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with the Advisor see "Certain Relationships and Related Transactions" in this Proxy Statement.

Oversight of Risk Management

        Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, and compliance activities.

        We, through the Advisor, maintain internal audit and legal departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.

        We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Each of the Audit Committee, the Nominating and Corporate Governance Committee, and the Conflicts Resolution Committee consists entirely of independent directors, and the Investment Committee consists of a majority of independent directors.

Code of Business Conduct and Ethics

        Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all employees of the Advisor, and our officers and directors, including our Chief Executive Officer and our Chief Financial Officer. Additionally, our Board of Directors has adopted a Code of Ethics for our Chief Executive Officer and our Senior Financial Officers, including our Chief Financial Officer. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers may be found on our website at www.industrialpropertytrust.com. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics as well as the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers. We presently intend to disclose amendments and waivers, if any, of the Code of Business Conduct and Ethics or the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers on our website.

        Our Internet address is http://www.industrialpropertytrust.com. We make available, free of charge through a link on our site, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations.

Board and Committee Meetings

        During the year ended December 31, 2017, our Board of Directors held 28 meetings. No director who served as a director during the year ended December 31, 2017 attended fewer than 75 percent of the aggregate of all meetings held by our Board of Directors and the Committees on which such director served. Our Board of Directors has five standing committees: the Audit Committee, the Investment Committee, the Nominating and Corporate Governance Committee, the Valuation Committee and the Conflicts Resolution Committee. During 2017, the Audit Committee met four times, the Nominating and Corporate Governance Committee met once, the Valuation Committee met one time, the Investment Committee met once, and the Conflicts Resolution Committee met once. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2017, none of our directors attended the Annual Meeting of Stockholders in person.

        In June 2014, our Board of Directors adopted a delegation of authority policy and, pursuant to such policy, as amended from time to time, has established a Management Committee of the Advisor. The Management Committee is not a committee of our Board of Directors. Our Board of Directors has delegated to the Management Committee certain responsibilities with respect to certain disposition, leasing, capital expenditure and borrowing decisions. The Management Committee does not have authority over any transactions between us and the Advisor, a member of our Board of Directors, or any of their respective affiliates. The Management Committee met 17 times in 2017.

  Audit Committee

        The members of our Audit Committee are Messrs. Duke, Burton, and Hagestad, each of whom is an independent director. Our Audit Committee operates under a written charter, a copy of which is available under the "Investor Relations" section of our website at www.industrialpropertytrust.com. Our Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Our Board of Directors has determined that Mr. Duke qualifies as an "Audit Committee Financial Expert" as defined by the rules of the Commission.

        Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee's primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by (i) reviewing the financial information to be provided to our stockholders and others, (ii) reviewing our system of internal controls, which management has established, (iii) overseeing the audit and financial reporting process, including the preapproval of services performed by our independent registered public accounting firm, and (iv) overseeing certain areas of risk management.

  Investment Committee

        The members of our Investment Committee are Messrs. Burton, Duke, Moore, and Hagestad each of whom is an independent director, and Messrs. Zucker and Merriman, each of whom is an interested director. Our Board of Directors delegated to the Investment Committee the authority to approve all unaffiliated investments, including real property portfolio acquisitions and developments, for a purchase price or total project cost of $40.0 million or less, including the financing of such investments. Our

Board of Directors, including a majority of the independent directors, must approve all investments, including real property portfolio acquisitions and developments, for a purchase price or total project cost greater than $40.0 million, including the financing of such investments.

  Management Committee

        The members of our Management Committee are our Mr. Zucker, Chairman of the Board; Mr. Merriman, Managing Director, Chief Executive Officer; Thomas McGonagle, Managing Director, Chief Financial Officer; Mr. Widoff, Managing Director, General Counsel and Secretary; Scott Recknor, Managing Director, Head of Asset Management; Andrea Karp, Managing Director, Head of Due Diligence; Lainie Minnick, Managing Director, Head of Debt Capital Markets; Gary Reiff, Chief Administrative and Chief Legal Officer of the Advisor; Dave Fazekas, Managing Director, Head of Eastern Region; J.R. Wetzel, Managing Director, Head of Western Region; John Blumberg, Manager of the Advisor; and James Mulvihill, Manager of the Advisor.

        With respect to real property investments, our Board of Directors has delegated to the Management Committee the authority to approve all unaffiliated real property dispositions for a sales price of up to $25.0 million, provided that the aggregate amount of dispositions approved by the Management Committee in any quarter may not exceed $50.0 million. Our Board of Directors, including a majority of the independent directors, must approve all real property dispositions (i) for a sales price greater than $25.0 million, and (ii) once the total dispositions approved by the Management Committee in any quarter equals $50.0 million, for any sales price through the end of such quarter.

        With respect to the lease of real property, our Board of Directors has delegated (i) to the Managing Director, Head of Asset Management the authority to approve any lease of real property, on such terms as the Managing Director, Head of Asset Management deems necessary, advisable, or appropriate, for total base rent up to and including $20.0 million over the base term of the lease, and (ii) to the Management Committee the authority to approve the lease of real property, on such terms as the Management Committee deems necessary, advisable, or appropriate, for total base rent up to $50.0 million over the base term of the lease.

        With respect to capital expenditures (excluding capital expenditures approved by our Board of Directors in the ordinary course of budget approvals), (i) the Managing Director, Head of Asset Management is authorized to approve any capital expenditure of up to $3.0 million over the line item approved by our Board of Directors in the budget for the specified property, and (ii) the Management Committee is authorized to approve any capital expenditure of up to $7.0 million over the line item approved by our Board of Directors in the budget for the specified property.

        With respect to borrowing decisions, our Board of Directors has authorized (i) the Chief Financial Officer to review and approve any proposed borrowing (secured or unsecured) for an amount of up to $30.0 million, and (ii) the Management Committee to review and approve any proposed borrowing (secured or unsecured) for an amount of up to $100.0 million, provided that the total borrowings approved by the Management Committee in any quarter may not exceed $100.0 million. The functions delegated to our officers and to the Management Committee are subject to an annual review by our Board of Directors to ensure that the delegation of authority remains appropriate.

  Nominating and Corporate Governance Committee

        The members of our Nominating and Corporate Governance Committee (our "Nominating Committee") are Messrs. Duke, Moore and Burton, each of whom is an independent director. Our Nominating Committee operates under a written charter, a copy of which is available under the "Investor Relations" section of our website at www.industrialpropertytrust.com. The primary functions of our Nominating Committee are to (i) assist our Board of Directors in identifying individuals qualified to become members of our Board of Directors; (ii) recommend candidates to our Board of Directors to fill vacancies on the Board; (iii) recommend committee assignments for directors to the full board; (iv) periodically assess the performance of our Board of Directors; and (v) advise our Board of Directors on certain other corporate governance matters. Pursuant to the terms of our Charter, our independent directors nominate replacements for vacancies among the independent directors' positions.

        Our Nominating Committee's process for identifying and evaluating director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating Committee. In considering whether to recommend any particular candidate for inclusion in its slate of recommended director nominees, our Nominating Committee considers various criteria including the candidate's integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and ability to act in the interests of all stockholders. The Committee does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Nominating Committee does not have a policy with regard to the consideration of diversity in identifying director candidates, but the Committee believes that the backgrounds and qualifications of our directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities.

        Stockholders may recommend individuals to our Nominating Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Nominating Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.

  Conflicts Resolution Committee

        Our Board of Directors has delegated to the Conflicts Resolution Committee the responsibility to consider and resolve all conflicts that may arise among us and entities sponsored or advised by affiliates of the Sponsor, including conflicts that may arise as a result of the investment opportunities that are suitable for each of us and are also suitable for other investment vehicles advised by affiliates of our Sponsor. The Conflicts Resolution Committee is comprised of Messrs. Burton and Moore, each of whom is an independent director.

  Valuation Committee

        Our Valuation Committee is comprised of our independent directors, Messrs. Burton, Duke, Moore and Hagestad. Our Valuation Committee (i) approves the engagement of a third party valuation firm to assist in the valuation of our assets and liabilities, (ii) oversees the valuation process and methodologies used to determine the estimated net asset value ("NAV") per share, (iii) reviews the reasonableness of the estimated range of NAVs per share, and (iv) recommends the final proposed estimated NAV per share to our Board of Directors.

  Compensation Committee

        We do not have a standing compensation committee. Our Board of Directors may establish a compensation committee to administer our Equity Incentive Plan or our Private Equity Incentive Plan (each as defined in "Equity Incentive Plans"). The primary function of the compensation committee would be to administer the granting of awards to the independent directors and selected individuals eligible to participate in the plans, based upon recommendations from the Advisor, and to set the terms and conditions of such awards in accordance with the respective plans. The compensation committee, if formed, would be comprised entirely of independent directors.

Stockholder and Interested Party Communications with Directors

        We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:

The Board of Directors of Industrial Property Trust Inc.
c/o Mr. Joshua J. Widoff, Managing Director, General Counsel and Secretary
518 Seventeenth Street, 17th Floor
Denver, Colorado 80202

        All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to our director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

 EXECUTIVE OFFICERS

        In addition to Mr. Zucker and Mr. Merriman, the following individuals currently serve as our executive officers. All officers serve at the discretion of our Board of Directors.

Name	Age	Position
Thomas G. McGonagle	58	Managing Director, Chief Financial Officer
Scott W. Recknor	50	Managing Director, Head of Asset Management
Joshua J. Widoff	47	Managing Director, General Counsel and Secretary

        Thomas G. McGonagle has served as a Managing Director since April 2017 and as our Chief Financial Officer since January 2013 and also served as our Treasurer from January 2013 to March 2014. Mr. McGonagle has served as Managing Director since April 2017 and as Chief Financial Officer and Treasurer of BCI IV since November 2014. He also served as the Chief Financial Officer of DC Industrial Liquidating Trust from November 2015 to December 2017. Mr. McGonagle also served as the Chief Financial Officer of IIT from March 2014 until November 2015, and as the Chief Financial Officer and Treasurer of IIT from March 2010 to March 2014. Prior to joining IIT, Mr. McGonagle consulted for several different corporate clients, including as Chairman of the board of directors of Pinnacle Gas Resources, Inc., an independent energy company engaged in the acquisition, exploration and development of domestic onshore natural gas reserves (formerly listed on NASDAQ: PINN), from March 2009 until the sale of the company in January 2011. From March 2007 to December 2008, Mr. McGonagle was Senior Vice President-Corporate Development at MacDermid, Incorporated, a global, specialty chemical company (formerly listed on NYSE: MRD). Mr. McGonagle was responsible for the marketing and sale of two of MacDermid's nine global business units, and also was instrumental in the restructuring of a European manufacturing operation. Prior to joining MacDermid, from 2003 until 2006, Mr. McGonagle was Senior Vice President and Chief Financial Officer of Vistar Corporation, at the time a $3 billion food distribution company with 36 distribution and warehouse facilities located throughout the U.S. At Vistar, Mr. McGonagle was responsible for the finance department, including all accounting, reporting, tax, audit, banking and capital markets, and merger and acquisition activities. From 2001 to 2003, Mr. McGonagle was Managing Director and Co-Head of the U.S. Merchant Banking Group at Babcock & Brown LP in New York, which focused on advising on, and acquiring and developing, large-scale infrastructure assets and projects. Prior to joining Babcock & Brown, Mr. McGonagle was a Managing Director of the Financial Sponsors Group of Donaldson, Lufkin & Jenrette / Credit Suisse, which he joined in 1987. In this role, Mr. McGonagle was responsible for initiating and structuring numerous principal investment transactions, debt and equity securities offerings, and mergers and acquisitions across many different industries. From December 2006 until the sale of the company in July 2012, Mr. McGonagle was a director and chairman of the audit committee of Consolidated Container Company LLC, a private $750 million plastic packaging manufacturer with over 50 manufacturing facilities located throughout the U.S. Mr. McGonagle received his B.A. in Economics from Dartmouth College and M.B.A. from the Tuck School of Business at Dartmouth College.

        Scott W. Recknor has served as our Managing Director—Head of Asset Management since September 2017. Mr. Recknor also serves as Managing Director—Head of Asset Management of DPF and Managing Director—Head of Asset Management of BCI IV. He also served as Senior Vice President—Asset Management of IIT upon joining Black Creek Group from November 2010 until November 2015. From 2005 through October 2010, Mr. Recknor served as a Vice President for AMB Property Corporation (now ProLogis), a leading global owner, operator and developer of industrial real estate, where he was responsible for leasing, capital expenditures, budgeting and re-forecasting and property management oversight in the greater Los Angeles area. From 2001 through 2004, Mr. Recknor was a District Manager for RREEF (Real Estate Investment Managers) where he managed three offices responsible for the leasing, property management, capital expenditure and budgeting and re-forecasting for a number of separate pension fund accounts. Prior to RREEF, Mr. Recknor was the West Region Real Estate Manager for the Goodyear Tire & Rubber Company where he was responsible for all operating aspects of Goodyear's West Region real estate portfolio in six states (California, Hawaii, Nevada, Arizona, New Mexico and Texas). Prior to the Goodyear Tire & Rubber Company, Mr. Recknor was a real estate broker with The Seeley Company (now Colliers International) in the Los Angeles area. Mr. Recknor graduated from the University of California (Irvine) and has previously served on the Board of Directors for NAIOP (SoCal) and has been an affiliate member of SIOR (Los Angeles).

        Joshua J. Widoff has served as a Managing Director since April 2017, as our Secretary and General Counsel since September 2012, and as Executive Vice President from September 2012 to April 2017. Mr. Widoff has served as Managing Director of BCI IV since May 2017 and Secretary and General Counsel of BCI IV since November 2014, and as Executive Vice President from September 2012 to April 2017. Mr. Widoff also has served as the Managing Director, Secretary and General Counsel of DC Liquidating Trust from April 2017 and as Executive Vice President, Secretary and General Counsel of the Trust from November 2015 to December 2017. Mr. Widoff also served as Executive Vice President, Secretary and General Counsel of IIT from December 2013 until November 2015, and served as Senior Vice President, Secretary and General Counsel of IIT from May 2009 to December 2013. Mr. Widoff has served as Managing Director, Secretary and General Counsel of DPF since April 2017 and as Executive Vice President, General Counsel and Secretary of DPF since September 2007. He has also served as a Managing Director of Black Creek Group LLC, a Denver based private equity real estate firm, since September 2007, and as Executive Vice President of Dividend Capital Group since 2010. Prior to joining DPF and Black Creek Group LLC in September 2007, Mr. Widoff was a partner from October 2002 to July 2007 at the law firm of Brownstein Hyatt Farber Schreck, P.C., where he was active in the management of the firm, serving as chairman of both the firm's Associate and Recruiting Committees and overseeing an integrated team of attorneys and paralegals servicing clients primarily in the commercial real estate business. During more than a dozen years of private practice, he managed transactions involving the acquisition, development, leasing, financing, and disposition of various real estate assets, including vacant land, apartment and office buildings, hotels, casinos, industrial/warehouse facilities, and shopping centers. He also participated in asset and stock acquisition transactions, convertible debt financings, private offerings, and complex joint venture negotiations. Mr. Widoff served as general business counsel on a variety of contract and operational issues to a wide range of clients in diverse businesses. Mr. Widoff currently serves as a Chair and Commissioner for the Denver Urban Renewal Authority. Mr. Widoff received his Bachelor's degree from Trinity University in Texas and his Juris Doctor degree from the University of Colorado School of Law.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

        The following table sets forth information regarding compensation of our independent directors during 2017:

Name	Fees Earned or Paid in Cash(1)	Stock Awards(2)	Total
Marshall M. Burton	$122,500	$50,000	$172,500
Charles B. Duke	$147,500	$50,000	$197,500
John S. Hagestad	$112,500	$50,000	$162,500
Stanley A. Moore	$137,500	$50,000	$187,500

(1)
Includes fees earned or paid in 2017 for services during 2017. Fees earned during the fourth quarter of 2017 were paid in the first quarter of 2018.

(2)
Based on our primary offering price of $11.0056 per share on the grant date.

        We pay each of our independent directors $12,500 per quarter, plus $2,500 for each Board of Directors or Committee meeting attended in person or by telephone. All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending meetings of our Board of Directors or of our Committees. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director.

        We pay the following annual retainers (to be prorated for a partial term) to the Chairpersons of our Board Committees:

  •
  $15,000 to the Chairperson of our Audit Committee;

  •
  $10,000 to the Chairperson of our Investment Committee; and

  •
  $10,000 to the Chairperson of our Nominating and Corporate Governance Committee.

        On April 15, 2014, we issued 5,000 shares of restricted common stock to each of our independent directors at the time, Messrs. Burton, Duke and Moore, pursuant to the terms of our Equity Incentive Plan. In addition, on September 4, 2015, we issued 5,000 Class A shares of our common stock to Mr. Hagestad, pursuant to the terms of our Equity Incentive Plan. These shares immediately vested. In addition, each of our independent directors receives $50,000 in restricted stock in connection with such independent director's re-election (or election, as the case may be) each year at our annual stockholder meeting (the "Annual Award"). Each of our independent directors received an Annual Award following our annual stockholder meeting in 2017. Independent directors appointed after the Annual Meeting will, upon appointment, receive a pro rata Annual Award based on the pro rata portion of the year for which they will serve as an independent director. As Mr. Hagestad was appointed to our Board of Directors subsequent to our annual meeting of stockholders held in 2014, he received, on September 4, 2015, a pro rata Annual Award of $10,000 in restricted Class A shares of our common stock, based on the pro rata portion of the year for which he served as an independent director. The restricted stock issued pursuant to the Annual Award will vest on the earliest of the following: (i) the date that is one year following the grant date; (ii) the day immediately before the Company's subsequent annual meeting of stockholders; (iii) the date of termination of service as a director due to death or "permanent and total disability" (as defined under Section 22(e)(3) of the Code); or (iv) immediately before and contingent upon the occurrence of a change in control (as defined in the Equity Incentive Plan).

Executive Compensation

  Compensation Discussion and Analysis

        Because the Advisory Agreement provides that the Advisor will assume principal responsibility for managing our affairs, we have no employees, and our executive officers, in their capacities as such, do not receive compensation from us, nor do they work exclusively on our affairs. In their capacities as officers or employees of the Advisor or its affiliates, they will devote such portion of their time to our affairs as is required for the performance of the duties of the Advisor under the Advisory Agreement. The compensation received by our executive officers is not paid or determined by us, but rather by an affiliate of the Advisor based on all of the services provided by these individuals. See "Certain Relationships and Related Transactions" below for a summary of the fees and expenses payable to the Advisor and other affiliates.

  Compensation Committee Report

        We do not currently have a compensation committee, however, our compensation committee, if formed, would be comprised entirely of independent directors. In lieu of a formal compensation committee, our independent directors perform an equivalent function. Our independent directors have reviewed and discussed the Compensation Discussion and Analysis contained in this Proxy Statement ("CD&A") with management. Based on the independent directors' review of the CD&A and their discussions of the CD&A with management, the independent directors recommended to our Board of Directors, and our Board of Directors has approved, that the CD&A be included in this Proxy Statement.

INDEPENDENT DIRECTORS:
Marshall M. Burton Charles B. Duke John S. Hagestad Stanley A. Moore

        The foregoing report shall not be deemed to be "soliciting material" or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.

  Compensation Committee Interlocks and Insider-Participation

        We do not currently have a compensation committee, however, we intend that our compensation committee, if formed, would be comprised entirely of independent directors. In lieu of a formal compensation committee, our independent directors perform an equivalent function. None of our independent directors has served as one of our officers or employees or as an officer or employee of any of our subsidiaries during the fiscal year ended December 31, 2017, or formerly served as one of our officers or as an officer of any of our subsidiaries. In addition, during the fiscal year ended December 31, 2017, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors.

        We do not expect that any of our executive officers will serve as a director or member of the compensation committee of any entity whose executive officers include a member of our compensation committee, if formed.

        We did not retain any independent compensation consultants in 2017.

Equity Incentive Plans

  Equity Incentive Plan

        Our equity incentive plan, effective July 16, 2013 (the "Equity Incentive Plan"), provides for the grant of options, stock appreciation rights, restricted stock, restricted stock units, dividend equivalents rights or other share-based awards. Our directors, officers, and employees (if any), as well as any advisor or consultant, including employees of the Advisor and the property manager, are eligible to receive awards under the Equity Incentive Plan; provided that, the services provided by the individual are not in connection with the offer or sale of securities in a capital raising transaction, and do not directly or indirectly promote or maintain a market for our common stock. Any such stock options, stock appreciation rights, restricted stock, stock units, dividend equivalent rights, and/or other stock-based awards to be issued to our independent directors, employees of the Advisor and other advisors shall not exceed an amount equal to 10 percent of the outstanding shares of our common stock on the date of grant of any such stock options, stock appreciation rights, restricted stock, stock units, dividend equivalent rights, and/or other stock-based awards. Notwithstanding the foregoing, we will not issue options or warrants to our independent directors.

        Our Board of Directors, or, if formed, our compensation committee, will administer the Equity Incentive Plan, with sole authority (following consultation with the Advisor) to select participants, determine the types of awards to be granted, and all of the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a REIT under the Internal Revenue Code of 1986, as amended (the "Code"), or otherwise violate the ownership and transfer restrictions imposed under our Charter. Unless determined by our Board of Directors, or, if formed, our compensation committee, no award granted under the Equity Incentive Plan will be transferable except through the laws of descent and distribution.

        We have authorized and reserved for issuance under the Equity Incentive Plan a total of 2.0 million Class A shares of our common stock, and have also established an aggregate maximum of 5.0 million Class A shares that may be issued upon grant, vesting or exercise of awards under the Equity Incentive Plan. In addition, no more than 200,000 shares of our common stock may be made subject to options or stock appreciation rights to a single individual in a calendar year, and no more than 200,000 shares of our common stock may be made subject to stock based awards other than options or stock appreciation rights to a single individual in a calendar year. In the event of certain corporate transactions affecting our common stock, such as, for example, a reorganization, recapitalization, merger, spin-off, split-off, stock dividend, or extraordinary dividend, our Board of Directors, or, if formed, our compensation committee, will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the Equity Incentive Plan, the number and type of shares reserved for future issuance under the Equity Incentive Plan, and, if applicable, performance goals applicable to outstanding awards under the Equity Incentive Plan.

  Private Placement Equity Incentive Plan

        In February 2015, our Board of Directors adopted a private placement equity incentive plan ("Private Equity Incentive Plan"). The Private Equity Incentive Plan is substantially similar to the Equity Incentive Plan, except that under the Private Equity Incentive Plan, an eligible participant is defined as any person, trust, association, or entity to which the plan administrator desires to grant an award. An aggregate maximum of 2.0 million Class A shares of our common stock may be issued upon grant, vesting or exercise of awards under the Private Equity Incentive Plan.

        The following table gives information regarding the Equity Incentive Plan and the Private Equity Incentive Plan as of December 31, 2017:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity incentive plans
Equity compensation plans approved by security holders	—	—	1,640,326
Equity compensation plans not approved by security holders	—	—	1,985,450

Total	—	—	3,625,776

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The Advisor currently owns 20,000 Class A shares of our common stock. The Sponsor contributed $1,000 to the Operating Partnership in exchange for 100 Special Units and is a limited partner of the Operating Partnership. For so long as the Advisor serves as our advisor, the Advisor may not sell its initial investment in 20,000 Class A shares of our common stock, and the Sponsor may not sell its Special Units.

        The following table shows, as of March 15, 2018, the amount of our common stock beneficially owned (unless otherwise indicated) by: (i) any person who is known by us to be the beneficial owner of more than five percent of our outstanding common stock; (ii) our directors; (iii) our executive officers; and (iv) all of our directors and executive officers as a group. Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 518 17th Street, 17th Floor, Denver, Colorado 80202.

Name of Beneficial Owner(1)	Title	Amount and Nature of Beneficial Ownership(1)	Percent of Common Stock
Industrial Property Advisors Group LLC (Sponsor)(2)	—	100 Special Units(4)	N/A
Industrial Property Advisors LLC (Advisor)(2)	—	47,656 shares	*
Evan H. Zucker(2)	Chairman, Director	52,430 shares(5)	*
Dwight L. Merriman III(3)	Managing Director, CEO and Director	23,508 shares	*
Marshall M. Burton	Director	19,804 shares	*
Charles B. Duke	Director	19,804 shares	*
Stanley A. Moore	Director	19,804 shares	*
John S. Hagestad	Director	18,853 shares	*
Thomas G. McGonagle(3)	Managing Director, CFO and Treasurer	8,397 shares	*
Joshua J. Widoff(3)	Managing Director, General Counsel and Secretary	2,239 shares	*
Scott Recknor	Managing Director, Head of Asset Management	4,478 shares	*
Beneficial ownership of common stock by all directors and executive officers as a group		216,973 shares	*

*
Less than one percent.

(1)
All shares currently owned by our directors and executive officers are Class A shares of common stock. Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable pursuant to options, to the extent such options are exercisable within 60 days, are treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the option, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
The Advisor and the Sponsor are presently each directly or indirectly jointly controlled by John A. Blumberg, James R. Mulvihill and Mr. Zucker, Chairman of our Board of Directors, and/or their affiliates. The amount of shares indicated in the table as being owned by Mr. Zucker does not include the shares owned by the Advisor.

(3)
Includes shares held by accounts for the benefit of the respective officer's children and shares held by the spouse of each of the respective officers. Each of the respective officers disclaims beneficial ownership of the shares held by his respective spouse and children.

(4)
Represents Special Units that are entitled to distributions from the Operating Partnership under certain circumstances.

(5)
The shares indicated in the table as being owned by Mr. Zucker are owned indirectly through a limited liability company.

Section 16(a) Beneficial Ownership Reporting Compliance

        To our knowledge, no person owns or beneficially owns more than 10 percent of our outstanding shares of common stock as of the date of this Proxy Statement.

        Section 16(a) of the Exchange Act requires our directors, our officers, and certain beneficial owners or, collectively, reporting persons, to file reports of holdings and transactions in our shares of common stock with the Commission. To our knowledge, based solely on our review of copies of such reports, during the year ended December 31, 2017, all of our reporting persons complied with all Section 16(a) filing requirements applicable to them.

 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Advisory Agreement

        We rely on the Advisor to manage our day-to-day activities and to implement our investment strategy. We, the Operating Partnership and the Advisor are parties to a Fifth Amended and Restated Advisory Agreement, dated as of August 12, 2017 (the "Advisory Agreement"). The Advisor is presently directly or indirectly majority owned, controlled and/or managed by John A. Blumberg, James R. Mulvihill and Evan H. Zucker, our Chairman of our Board of Directors, and/or their affiliates.

        Under the terms of the Advisory Agreement, the Advisor performs the following services, subject to the oversight, review and approval of our Board of Directors:

  •
  Participate in formulating an investment strategy consistent with achieving our investment objectives;

  •
  Manage and supervise the offering process as it relates to offerings of our common stock;

  •
  Research, identify, review and recommend for approval to our Board of Directors or Investment Committee, as applicable, real property, debt and other investments and dispositions consistent with our investment policies and objectives;

  •
  Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of investments will be made;

  •
  Actively oversee and manage our investment portfolio for purposes of meeting our investment objectives;

  •
  Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems and other administrative services on our behalf;

  •
  Select joint venture partners, structure corresponding agreements and oversee and monitor these relationships;

  •
  Arrange for financing and refinancing of our assets; and

  •
  Recommend various liquidity events to our Board of Directors when appropriate.

        The current term of the Advisory Agreement ends on August 12, 2018, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. The independent directors will evaluate the performance of the Advisor before renewing the Advisory Agreement. The criteria used in such evaluation will be reflected in the minutes of such meeting. The Advisory Agreement may be terminated:

  •
  Immediately by us for "cause" (as defined in the Advisory Agreement) or upon a material breach of the Advisory Agreement by the Advisor;

  •
  Without cause or penalty by either the Advisor or a majority of our independent directors, in each case upon 60 days' written notice to the other party;

  •
  With "good reason" (as defined in the Advisory Agreement) by the Advisor upon 60 days' written notice; or

  •
  Immediately by us and/or the Operating Partnership in connection with a merger, sale of our assets or transaction involving us pursuant to which a majority of our directors then in office are replaced or removed.

        In the event of the termination of the Advisory Agreement, the Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.

  Compensation to the Advisor

        We reimburse or otherwise pay the Advisor and its affiliates in connection with services they provide to us. The Advisor may also, directly or indirectly (including, without limitation, through us or our subsidiaries), receive fees from our joint venture partners and co-owners of our properties for services provided to them with respect to their proportionate interests in the respective venture or co-ownership arrangement. Fees received from joint venture partners or co-owners of our properties and paid, directly or indirectly (including, without limitation, through us or our subsidiaries), to the Advisor may be more or less than fees that we pay to the Advisor pursuant to the Advisory Agreement.

        In the event the Advisory Agreement is terminated, the Advisor will be paid all accrued and unpaid fees and expense reimbursements earned prior to the date of termination. We will not reimburse the Advisor or its affiliates for services for which the Advisor or its affiliates are entitled to compensation in the form of a separate fee.

        The following summarizes the compensation and fees, including reimbursement of expenses, that are payable by us to the Advisor:

        Acquisition Fees.    Acquisition fees are payable to the Advisor in connection with the acquisition of real property, and will vary depending on whether the Advisor provides development services or development oversight services, each as described below, in connection with the acquisition (including, but not limited to, forward commitment acquisitions) or stabilization (including, but not limited to, development and value add transactions) of such real property, or both. We refer to such properties for which the Advisor provides development services or development oversight services as development real properties. For each real property acquired for which the Advisor does not provide development services or development oversight services, the acquisition fee is an amount equal to 2.0% of the total purchase price of the properties acquired (or our proportional interest therein), including in all instances real property held in joint ventures or co-ownership arrangements. In connection with providing services related to the development, construction, improvement or stabilization, including customer improvements, of development real properties, which we refer to collectively as development services, or overseeing the provision of these services by third parties on our behalf, which we refer to as development oversight services, the acquisition fee, which we refer to as the development acquisition fee, will equal up to 4.0% of total project cost, including debt, whether borrowed or assumed (or our proportional interest therein with respect to real properties held in joint ventures or co-ownership arrangements). If the Advisor engages a third party to provide development services directly to us, the third party will be compensated directly by us and the Advisor will receive the development acquisition fee if it provides the development oversight services. With respect to acquisition of an interest in a real estate related entity, the acquisition fee will equal (i) 2.0% of our proportionate share of the purchase price of the property owned by any real estate-related entity in which we acquire a majority economic interest or that we consolidate for financial reporting purposes in accordance with generally accepted accounting principles in the U.S. ("GAAP"), and (ii) 2.0% of the purchase price in connection with the acquisition of an interest in any other real estate-related entity. In addition, the Advisor is entitled to receive an acquisition fee of 1.0% of the purchase price, including any third-party expenses related to such investment, in connection with the acquisition or origination of any type of debt investment or other investment.

        Asset Management Fees.    Asset management fees consist of (i) a monthly fee of one-twelfth of 0.80% of the aggregate cost (including debt, whether borrowed or assumed, and before non-cash reserves, depreciation and amortization expenses, and acquisition fees paid to the Advisor) of each real property asset within our portfolio (or our proportional interest therein with respect to real property held in joint ventures, co-ownership arrangements or real estate-related entities in which we own a majority economic interest or that we consolidate for financial reporting purposes in accordance with GAAP), provided, that the monthly asset management fee with respect to each real property asset located outside the U.S. that we own, directly or indirectly, will be one-twelfth of 1.20% of the aggregate cost (including debt, whether borrowed or assumed, and before non-cash reserves, depreciation and amortization expenses, and acquisition fees paid to the Advisor) of such real property asset; (ii) a monthly fee of one-twelfth of 0.80% of the aggregate cost or investment (before noncash reserves, depreciation and amortization expenses, and acquisition fees paid to the Advisor, as applicable) of any interest in any other real estate-related entity or any type of debt investment or other investment; and (iii) with respect to a disposition, a fee equal to 2.5% of the total consideration paid in connection with the disposition, calculated in accordance with the terms of the Advisory Agreement. The term "disposition" shall include (a) a sale of one or more assets, (b) a sale of one or more assets effectuated either directly or indirectly through the sale of any entity owning such assets, including, without limitation, us or the Operating Partnership, (c) a sale, merger, or other transaction in which the stockholders either receive, or have the option to receive, cash, securities redeemable for cash, and/or securities of a publicly traded company, or (d) a listing of our common stock on a national securities exchange or the receipt by our stockholders of securities that are listed on a national securities exchange in exchange for our common stock.

        Organization and Offering Expenses.    We reimburse the Advisor or its affiliates for cumulative organization expenses and for cumulative expenses of our public offerings up to 2.0% of the aggregate gross offering proceeds from the sale of shares in our public offerings. The Advisor or an affiliate of the Advisor is responsible for the payment of our cumulative organization expenses and offering expenses to the extent that such cumulative expenses exceed the 2.0% organization and offering expense reimbursement for our public offerings, without recourse against or reimbursement by us. Organization and offering expenses are accrued by us only to the extent that we are successful in raising gross offering proceeds. If we do not raise additional amounts of offering proceeds, no additional amounts will be payable by us to the Advisor for reimbursement of cumulative organization and offering expenses. Organizational costs are expensed in the period they become reimbursable and offering costs are recorded as a reduction of gross offering proceeds in additional paid-in capital.

        Other Expense Reimbursements.    Subject to certain limitations, we reimburse or otherwise pay the Advisor for all costs it incurs in connection with the services it provides us, including, but not limited to, personnel and related employment costs and overhead (including, but not limited to, allocated rent paid to both third parties and an affiliate of the Advisor, equipment, utilities, insurance, travel and entertainment, and other costs) incurred by the Advisor or its affiliates in performing the services under the Advisory Agreement, including, but not limited to, total compensation, benefits and other overhead of all employees involved in the performance of such services, including the compensation payable to our principal executive officer and our principal financial officer; provided, however, that we will not reimburse the Advisor or its affiliates for costs of personnel to the extent that such personnel perform services for which the Advisor receives a separate fee.

  Expense Support Agreement

        In October 2013, we entered into an Expense Support and Conditional Reimbursement Agreement (as amended, the "Expense Support Agreement") with the Operating Partnership and the Advisor. Pursuant to the Expense Support Agreement, the Advisor has agreed to defer payment of all or a portion of the asset management fee otherwise payable to it pursuant to the Advisory Agreement if Company-defined funds from operations ("CDFFO" or "Company-defined FFO"), as disclosed in our quarterly and annual reports, for a particular quarter is less than the aggregate distributions that would have been declared for such quarter assuming daily distributions at a specified quarterly rate per share of common stock (the "Baseline Distributions"). Baseline Distributions were equal to: $0.11250 per share from January 1 through June 30, 2014; $0.11875 per share from July 1 through September 30, 2014; and $0.1250 per share from October 1, 2014 through June 30, 2015. In addition, pursuant to the Expense Support Agreement that was in effect through June 30, 2015, prior to the amendment and restatement of the agreement as described below, the Advisor, in its sole discretion, could elect to fund certain of our expenses and expenses of the Operating Partnership as expense support payments. Subject to certain conditions and limitations, the Advisor is entitled to reimbursement from us for any asset management fees that were deferred and any expense support payments that it made pursuant to the agreement that was in effect through June 30, 2015.

        The Expense Support Agreement was amended and restated on August 14, 2015, effective from July 1, 2015 through June 30, 2018. Pursuant to the amended and restated Expense Support Agreement, for the period from July 1, 2015 through June 30, 2018, Baseline Distributions means the aggregate distributions that are declared on our common stock in accordance with the quarterly distribution rate for such quarter; provided that for purposes of calculating the amount of payment by the Advisor pursuant to the agreement, such amount will not exceed the amount that would have been declared on shares of our common stock assuming a quarterly distribution rate of $0.13515 per share (which is the rate that our board of directors authorized for the fourth quarter of 2015 and each quarter of 2016 with respect to our Class A shares and our Class T shares (less the annual distribution fees that are payable monthly with respect to such Class T shares, as calculated on a daily basis)). Starting with any asset management fees waived pursuant to the agreement on or after July 1, 2015, the Advisor will not be entitled to reimbursement from us.

        In addition, beginning on July 1, 2015 and ending upon the termination or expiration of the agreement, if, in a given calendar quarter, our CDFFO is less than the Baseline Distributions for such quarter, and the waived asset management fee is not sufficient to satisfy the shortfall for such quarter (a "Deficiency"), the Advisor will be required to fund certain of our expenses or expenses of the Operating Partnership in an amount equal to such Deficiency. Starting with any such payments made by the Advisor on or after July 1, 2015 to cover a Deficiency, the Advisor is not entitled to reimbursement from us. The Expense Support Agreement, as amended, will govern all waivers and payments made by the Advisor from July 1, 2015 through the second quarter of 2018. The Advisor still will be entitled to reimbursement of amounts owed to it by us prior to July 1, 2015 pursuant to the prior versions of the agreement in accordance with the terms thereof.

        For the period beginning on July 1, 2015 and terminating on the earlier of the expiration or termination of the agreement, in no event will the aggregate of the waived asset management fees and the Deficiency support payments, when added to all amounts deferred or paid by the Advisor prior to August 14, 2015 under the prior versions of the Expense Support Agreement (approximately $5.4 million), exceed $30.0 million (the "Maximum Amount"). As of December 31, 2017, the aggregate amount paid by the Advisor pursuant to the Expense Support Agreement was $7.4 million. Of this amount, we have fully reimbursed the $5.4 million that was potentially reimbursable to the Advisor, and there are no additional amounts reimbursable to the Advisor under the Expense Support Agreement.

        Although the Expense Support Agreement has an effective term through June 30, 2018, it may be terminated prior thereto without cause or penalty by a majority of our independent directors upon 30 days' written notice to the Advisor. In addition, the Advisor's obligations under the Expense Support Agreement will immediately terminate upon the earlier to occur of (i) the termination or non-renewal of the Advisory Agreement, (ii) the delivery by us of notice to the Advisor of our intention to terminate or not renew the Advisory Agreement, (iii) our completion of a liquidity event or (iv) the time the Advisor has deferred, waived or paid the Maximum Amount. Except with respect to the early termination events described above, any obligation of the Advisor to make payments under the Expense Support Agreement with respect to the calendar quarter ending June 30, 2018 will remain operative and in full force and effect through the end of such quarter.

        The table below provides information regarding the fees deferred or waived or expenses supported by the Advisor pursuant to the Expense Support Agreement, as well as any amounts reimbursed to the Advisor by us:

	For the Year Ended December 31,
(in thousands)	2017	2016	2015
Asset management fees waived	$—	$267	$3,370
Other expenses supported	—	—	—
Reimbursement of previously deferred amounts	—	(5,378)	—

Net expense repayment to Advisor	$—	$(5,111)	$3,370

(1)
No amounts were payable or receivable as of December 31, 2017. As of December 31, 2016, approximately $0.8 million of expense support was payable to us by the Advisor.

Dealer Manager Agreement

        We have entered into a dealer manager agreement dated August 13, 2013, as amended on August 14, 2015 (the "Dealer Manager Agreement") with Black Creek Capital Markets, LLC formerly Dividend Capital Securities LLC (the "Dealer Manager"), in connection with our "best efforts" follow-on offering pursuant to a Registration Statement on Form S-11 (Reg. No. 333-184126). Pursuant to the Dealer Manager Agreement, the Dealer Manager serves as the dealer manager for the Offering which commenced on July 24, 2013. The Dealer Manager and the Sponsor are related parties and the Dealer Manager is a member firm of FINRA. The Dealer Manager was organized in December 2001 for the purpose of participating in and facilitating the distribution of securities of Dividend Capital affiliated entities. Under the current dealer manager agreement, the Dealer Manager provides certain sales, promotional and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to our prospectus. Pursuant to the agreement, we pay the Dealer Manager a sales commission of up to 7.0% of the gross proceeds raised from the sale of Class A shares in the primary offering, subject to the reduction of the sales commission in certain circumstances, and up to 2.0% of the gross proceeds raised from the sale of Class T shares in the primary offering, all of which may be reallowed to participating broker dealers who are members of FINRA, and a dealer manager fee of up to 2.5% of the gross proceeds from the sale of Class A shares of our common stock sold in the primary offering and up to 2.0% of the gross proceeds from the sale of Class T shares of our common stock sold in the primary offering. In addition, we will pay the Dealer Manager an ongoing distribution fee, which accrues daily and is calculated on outstanding Class T shares issued in the primary offering in an amount equal to 1.0% per annum of (i) the current gross offering price per Class T share, or (ii) if we are no longer offering shares in a public offering, the estimated per share value of Class T shares of our common stock. If we are no longer offering shares in a public offering, but have not reported an estimated per share value subsequent to the termination of the offering, then the gross offering price in effect immediately prior to the termination of that offering will be deemed the estimated per share value for purposes of the prior sentence. If we report an estimated per share value prior to the termination of the offering, the distribution fee will continue to be calculated as a percentage of the current gross offering price per Class T share until we report an estimated per share value following the termination of the offering, at which point the distribution fee will be calculated based on the new estimated per share value. In the event the current gross offering price changes during the offering or an estimated per share value reported after termination of the offering changes, the distribution fee will change immediately with respect to all outstanding Class T shares issued in the primary offering, and will be calculated based on the new gross offering price or the new estimated per share value, without regard to the actual price at which a particular Class T share was issued. The distribution fees with respect to Class T shares are deferred and paid on a monthly basis continuously from year to year. The Dealer Manager may also receive a portion of the organization and offering expense reimbursement amounts for non-accountable expenses and as marketing support fees. We will cease paying distribution fees with respect to Class T shares on the earliest to occur of the following: (i) a listing of shares of our common stock on a national securities exchange; (ii) such Class T shares no longer being outstanding; (iii) the Dealer Manager's determination that total underwriting compensation from all sources, including dealer manager fees, sales commissions, distribution fees and any other underwriting compensation paid to participating broker dealers with respect to all Class A shares and Class T shares would be in excess of 10% of the gross proceeds of the primary portion of our offering; or (iv) the end of the month in which the transfer agent, on our behalf, determines that total underwriting compensation, including dealer manager fees, sales commissions, and distribution fees with respect to the Class T shares held by a stockholder within his or her particular account, would be in excess of 10% of the total gross investment amount at the time of purchase of the primary Class T shares held in such account. Our Dealer Manager is presently directly or indirectly majority owned by Mr. Blumberg, Mr. Mulvihill and Mr. Zucker, our Chairman of our Board of Directors, and/or their affiliates.

Property Management Agreement

        We have entered into a property management agreement dated July 16, 2013 (the "Property Management Agreement"), with Black Creek Property Management Company LLC, formerly Dividend Capital Property Management LLC (the "Property Manager"). We anticipate that the Property Manager may perform certain property management services for us and the Operating Partnership. The Property Manager is an affiliate of the Advisor and was organized in April 2002 to lease and manage real properties acquired by Black Creek Group affiliated entities or other third parties. We will pay the Property Manager a property management fee in an amount equal to a market based percentage of the annual gross revenues of each real property owned by us and managed by the Property Manager. Such fee is expected to range from 2% to 5% of annual gross revenues. In addition, we may pay the Property Manager a separate fee for initially leasing-up our real properties, for leasing vacant space in our real properties and for renewing or extending current leases on our real properties. Such leasing fee will be in an amount that is usual and customary for comparable services rendered to similar assets in the geographic market of the asset (generally expected to range from 2% to 8% of the projected first year's annual gross revenues of the property); provided, however, that we will only pay a leasing fee to the Property Manager if the Property Manager provides leasing services, directly or indirectly. In the event that the Property Manager assists a customer with customer improvements, a separate fee may be charged to the customer and paid by the customer. This fee will not exceed 5% of the cost of the customer improvements. The Property Manager will only provide these services if the provision of the services does not cause any of our income from the applicable real property to be treated as other than rents from real property for purposes of the applicable REIT requirements. To date, we have not paid any fees to the Property Manager. The Property Manager is presently directly or indirectly majority owned, controlled and/or managed by Mr. Blumberg, Mr. Mulvihill and Mr. Zucker, our Chairman of our Board of Directors, and/or their affiliates.

BTC I Partnership, BTC II Partnership and Services Agreements

        We own a 20.0% interest in the Build-to-Core Industrial Partnership I LP (the "BTC I Partnership") and an 8.0% interest in the Build-to-Core Industrial Partnership II LP (the "BTC II Partnership"), each of which is a joint venture that has and continues to invest in industrial properties located in certain major U.S. distribution markets. Two of our wholly-owned subsidiaries, IPT BTC I GP LLC and IPT BTC I LP LLC are partners in the BTC I Partnership. Third party limited partners own the remaining 80.0% interest in the BTC I Partnership. Our 8.0% interest in the BTC II Partnership is owned through two of our wholly-owned subsidiaries, IPT BTC II GP LLC (the "General Partner") and IPT BTC II LP LLC (the "IPT Limited Partner, and together with the General

Partner, the "IPT Partners"). BCG BTC II Investors LLC (the "BCG Limited Partner"), owns a 2.0% interest in the BTC II Partnership. The BCG Limited Partner is an affiliate of Black Creek Group LLC ("BCG"), which is an affiliate of the Sponsor. Third party limited partners (collectively, the "Quad Real Limited Partner") own the remaining 90.0% interest in the BTC II Partnership. See "—BTC II Partnership Agreement" below for a description of key provisions of the Agreement of Limited Partnership of the BTC II Partnership (the "BTC II Partnership Agreement").

        The Advisor has two wholly-owned subsidiaries, which we refer to herein as "Advisor Sub I" and "Advisor Sub II," and collectively, the "Advisor Subs." Advisor Sub I holds a special limited partner interest in the BTC I Partnership and an affiliate of Advisor Sub II holds a special limited partner interest in the BTC II Partnership. The BTC I Partnership pays fees to Advisor Sub I for providing advisory services to the BTC I Partnership and the BTC II Partnership pays fees to Advisor Sub II for providing advisory services to the BTC II Partnership. These advisory services include acquisition and asset management services and, to the extent applicable, development management and development oversight services. In addition, the partnership agreements for the joint ventures contain procedures for making distributions to the parties, including incentive distributions to the respective Advisor Sub that is a special limited partner of the respective joint venture, which are subject to certain return thresholds being achieved. The obligations of the Advisor Subs to provide advisory services to the respective joint ventures will terminate upon termination of the Advisory Agreement with the exception that if the Advisory Agreement is terminated other than for "cause," the respective Advisor Subs will have the option, in their sole discretion, to seek to become the administrative general partner of the respective joint venture; subject, in the case of the BTC I Partnership, to certain conditions, including obtaining the consent of the third party limited partners. If the respective Advisor Sub is made the administrative general partner, then the Advisor Sub will continue to provide the advisory services and receive the same fees as those to which it was entitled prior to becoming the administrative general partner, but the Advisor Sub will not control or manage the respective joint venture.

        As a result of the payment of the fees to the respective Advisor Subs by the respective joint ventures, the fees payable to the Advisor pursuant to the Advisory Agreement will be reduced by the product of (i) the fees actually paid to the Advisor Subs, and (ii) the percentage interest of the respective joint venture owned by the Company or any entity in which the Company owns an interest. Accordingly, with respect to each joint venture, the aggregate of all fees paid to the respective Advisor Sub will not, with respect to the interests in such joint venture held by the Company or any entity in which the Company owns an interest, exceed the aggregate amounts otherwise payable to the Advisor pursuant to the Advisory Agreement for such services.

        For the years ended December 31, 2017 and 2016, and for the period from February 12, 2015 through December 31, 2015, the joint ventures incurred in aggregate approximately $5.8 million, $3.6 million, and $2.6 million, respectively, in acquisition and asset management fees which were paid to the Advisor and the respective Advisor Subs pursuant to the respective service agreements. As of December 31, 2017 and 2016, the Company had amounts payable from the joint ventures of approximately $0.8 million and $0.3 million, respectively, which were recorded in due to affiliates on the consolidated balance sheets.

BTC II Partnership Agreement

        The BTC II Partnership Agreement, as amended on January 31, 2018, includes the following key provisions:

  •
  The BTC II Partnership has a term ending on May 19, 2027 (the "Term") and has an investment period (the "Investment Period") ending on the earliest to occur of: (i) May 19, 2022 and (ii) twelve months after the expiration of the four year period in which the General Partner is obligated to present investment opportunities to the BTC II Partnership (the "Identification

    Period"). The Identification Period may be shortened upon the rejection by the QuadReal Limited Partner's representative on the executive committee of the BTC II Partnership (the "QuadReal Representative") of a certain number of presented investment opportunities or, with respect to each Investment Segment (defined below), upon the date on which the targeted percentage of aggregate capital commitments have been invested in or reserved for investment in such Investment Segment.

  •
  The BTC II Partnership intends to invest in a portfolio of industrial properties located in certain major United States distribution markets, and to be comprised of approximately (i) 70% development investments and (ii) 30% value-add and core investments (each, an "Investment Segment").

  •
  Investments made by the BTC II Partnership will be held indirectly through wholly-owned subsidiaries of the BTC II Partnership (each, a "Partnership Subsidiary"). All investments will be held indirectly through a single Partnership Subsidiary that is expected to elect to be treated as a real estate investment trust for U.S. federal income tax purposes.

  •
  The General Partner will manage the day-to-day operations of the BTC II Partnership, subject to the rights of the QuadReal Limited Partner to approve certain major decisions, including, but not limited to: the acquisition and sale of investments; the creation or assumption of debt financing; entering into or terminating certain material agreements; settling material litigation; materially changing the tax or legal structure of the BTC II Partnership; entering into certain affiliate transactions; waiver of certain material rights; winding up, dissolution or liquidation of the BTC II Partnership; and any merger or consolidation of the BTC II Partnership.

  •
  The General Partner is required to have the properties in the BTC II Partnership portfolio appraised by an independent appraiser within the calendar year following acquisition with respect to core and value-add investments and within the calendar year following the date of completion with respect to development investments. Thereafter, the General Partner is required to have such investments appraised annually by an independent appraiser on a three-year rotation basis.

  •
  The BTC II Partnership Agreement contains procedures for making distributions to the parties, including incentive distributions to the General Partner and to Advisory Sub II as the Special Limited Partner, which are subject to certain return thresholds being achieved. The General Partner and the Special Limited Partner have agreed to share any incentive distributions by the BTC II Partnership such that the General Partner shall receive 26.4% of such incentive distributions and the Special Limited Partner shall receive 73.6% of such incentive distributions, which in aggregate represents 80.0% of the incentive distributions attributable to interests in the BTC II Partnership which are not owned by the IPT Partners.

  •
  The partners, other than the Special Limited Partner, will be obligated to make capital contributions in proportion to their respective BTC II Partnership interests with respect to each approved investment during the Investment Period subject to any aggregate limits that may be applicable to a partner's obligation to contribute capital. In addition, both during and after the Investment Period, the General Partner is permitted to make additional capital calls with respect to certain preservation costs, certain limited operating and capital variances and other items. The Amendment increased the amount of the partners' respective aggregate capital commitments.

  •
  The failure of a partner to make a required capital contribution will result in the non-defaulting partners having the right, but not the obligation, to: (i) require the partner who made the capital call to revoke or revise the capital call notice and return the capital contributed by the non-defaulting partner pursuant to such capital call; (ii) fund the shortfall which, if funded, will be treated as a preferred equity capital contribution to the BTC II Partnership which accrues a preferred return; or (iii) make a capital contribution to the BTC II Partnership equal to the shortfall which will result in the dilution of the defaulting partner's interest in the BTC II Partnership. In addition, the defaulting partner may forfeit certain rights under the BTC II Partnership Agreement, which rights will be reinstated if the funding of the shortfall is treated as a loan and the defaulting partner repays the loan in full. If the defaulting partner is an IPT Partner, then during the default period, it will be grounds to remove the General Partner for "cause," as described below. If the IPT Limited Partner or the BCG Limited Partner fails to make a required capital contribution, and the other funds the required capital contribution, the funding partner may elect, but is not obligated, to fund the non-funding partner's required capital contribution.

  •
  Subject to certain exceptions, during the Identification Period, the General Partner is required to present: (i) all potential industrial property development investments until March 31, 2018, and thereafter one out of every three potential industrial property development investments; and (ii) value-add and core industrial property investment opportunities from time to time in accordance with the allocation policy employed by the Company's sponsor. If the BTC II Partnership declines to invest in any such opportunity due to the rejection by the QuadReal Representative of the potential investment, the Company or its affiliates will be permitted to pursue the opportunity. The General Partner's obligation to present investment opportunities as described herein will terminate under certain circumstances, including but not limited to the removal of the General Partner or the rejection by the QuadReal Representative of a certain number of presented opportunities, as described above.

  •
  The General Partner may be removed for "cause" as defined in the BTC II Partnership Agreement, which includes, but is not limited to: (i) the commission by the General Partner of an uncured material breach, a willful bad act, or gross negligence which has a material adverse effect on the BTC II Partnership; (ii) an unpermitted change in control of the Company; or (iii) the bankruptcy of the General Partner. If the QuadReal Limited Partner requests the removal of the General Partner, the removal determination will be made by binding arbitration. If the arbitration results in a determination to remove the General Partner, then the QuadReal Limited Partner will appoint a replacement general partner from a previously approved list of third-party real estate and investment management companies.

  •
  Each of the IPT Limited Partner, the BCG Limited Partner and the QuadReal Limited Partner will not be permitted to transfer (as defined in the BTC II Partnership Agreement) their respective interests in the BTC II Partnership to a third party until the first date on which (x) 75% of the rentable space of the BTC II Partnership's last acquired development investment has been leased to tenants under leases for which the lease commencement date has occurred and such tenants have taken occupancy of their premises and have commenced base rent payments, and (y) the weighted average lease term of the leases with respect to such development investment is greater than two years (assuming, in the determination of the weighted average lease term, that any existing tenant termination right is exercised as of the first date such termination would be effective, and no existing tenant option to extend its lease is exercised) (the "Trigger Date"), at which time each of the IPT Limited Partner, the BCG Limited Partner and the QuadReal Limited Partner will be permitted to transfer all (but not less than all) of their respective interests, subject to certain limitations and requirements (including, with respect to a transfer of the IPT Limited Partner's interest in the BTC II Partnership to a transferee, the requirement that there be a concurrent transfer by the General Partner of its interest in the BTC II Partnership to such transferee, which transfer shall be subject to the limitations set forth in the immediately succeeding sentence). Following the Trigger Date, the General Partner also will be permitted to transfer its interest in the BTC II Partnership to a third-party institutional transferee meeting certain conditions set forth in the BTC II Partnership Agreement, subject to the approval of the QuadReal Limited Partner. Each partner may transfer its respective interest to an affiliate of such partner at any time, subject to certain limitations. With respect to a transfer to a third party, any non-transferring partner will have a right of first offer with respect to the transferring partner's interest, as well as customary tag-along rights. If an IPT Partner rejects an offer pursuant to its right of first offer, the BCG Limited Partner may elect to accept such offer in lieu of the IPT Partner.

  •
  At any time after the Trigger Date, the IPT Limited Partner or the QuadReal Limited Partner will have the right to trigger a buy-sell mechanism. For purposes of the buy-sell mechanism, the IPT Partners will be deemed a single partner. Upon delivery of a buy-sell notice, the buy-sell mechanism shall commence by any partner offering to purchase the entire interest of the other partners and the offeree must either sell its interest at the offered price or elect to buy the interest of the offering partner at the offered price. The IPT Partners will have a one-time right to delay any liquidation of the BTC II Partnership and the buy-sell process for up to 90 days (which in certain events may be extended to not more than six months in aggregate) if the Company is pursuing a transaction by which its common shares would become listed on a national securities exchange.

  •
  At any time, the IPT Partners may transfer all or any portion of their respective interest in the BTC II Partnership to one or more affiliates of Black Creek Group LLC ("BCG"); provided that (i) if the General Partner transfers all but not less than all of its interest in the BTC II Partnership to one or more affiliates of BCG, such transferee shall become a substitute General Partner and assume all of the rights and obligations of the General Partner, and (ii) if the IPT Limited Partner transfers all but not less than all of its interest in the BTC II Partnership to one or more affiliates of BCG, such transferee shall assume the rights and obligations of the IPT Limited Partner.

  •
  Not more than 12 months prior to the expiration of the Term, each of the IPT Limited Partner and the QuadReal Limited Partner will have the right to cause a forced sale of the investment portfolio and other assets of the BTC II Partnership for a proposed price, subject to a right of first offer in favor of the non-initiating partners to acquire the entire interest of the initiating partner for a price determined in accordance with the terms of the BTC II Partnership Agreement (the "ROFO Price"). In the event the non-initiating partners decline to purchase the interest of the initiating partner for the ROFO Price, the initiating partner will have the right to market the portfolio to a third party at a price not less than 98% of the initiating partner's original proposed price. The initiating partner may thereafter elect to present a forced sale of the portfolio for a price less than 98% of the initiating partner's original proposed price, subject to a right of first refusal in favor of the non-initiating partners.

  •
  In the event of (i) a dispute as to "cause" (as described above) or (ii) a deadlock event prior to the Trigger Date, any limited partner may deliver a written arbitration notice to the other partners and initiate a final and binding arbitration procedure as described in the BTC II Partnership Agreement.

Holdings of Shares of Common Stock, OP Units and Special Units

        The Advisor currently owns 20,000 Class A shares of our common stock for which it contributed $200,000. The Advisor may not sell any of these shares of our common stock during the period it serves as the Advisor, but may transfer such shares to its affiliates. We made an initial investment of $2,000 in the Operating Partnership in exchange for 200 OP Units, which represent our ownership interest as the general partner of the Operating Partnership. We have contributed, and expect to continue to contribute, the proceeds from our public offerings to the Operating Partnership in exchange for OP Units, which represent our ownership interest as a limited partner of the Operating Partnership. The Sponsor has invested $1,000 in the Operating Partnership and has been issued a separate class of OP Units, which constitute the Special Units and represent the Sponsor's ownership interest as a limited partner of the Operating Partnership. As the holder of the Special Units, the Sponsor will receive 15.0% of the net sales proceeds received by the Operating Partnership upon the disposition of assets held by it directly or indirectly, subordinated to a specified return to the stockholders. The Special Units will be redeemed by the Operating Partnership upon the listing of our common stock or other liquidity event and in certain other instances, including the termination or non-renewal of the Advisory Agreement. The resale of any shares by our affiliates is subject to the provisions of Rule 144 promulgated under the Securities Act, which rule limits the number of shares that may be sold at any one time and the manner of such resale.

Compensation to the Advisor and its Affiliates

        The table below provides information regarding fees paid by us to the Dealer Manager, the Advisor and their affiliates in connection with the services they provided to us. The table includes amounts incurred for the years ended December 31, 2017, 2016 and 2015, as well as amounts payable as of December 31, 2017 and 2016.

	For the Year Ended December 31,			Payable as of
				December 31, 2017	December 31, 2016
(in thousands)	2017	2016	2015
Expensed:
Acquisition fees(1)	$—	$24,489	$22,390	$—	$—
Asset management fees(2)	22,470	17,775	5,532	54	1,745
Asset management fees related to dispositions(3)	496	2,867	—	—	1,015
Other expense reimbursements(4)	4,301	3,445	1,732	605	383

Total	$27,267	$48,576	$29,654	$659	$3,143

Capitalized:
Acquisition fees(1)	$6,148	$—	$—	$132	$—
Development acquisition fees(5)	778	236	282	98	14

Total	$6,926	$236	$282	$230	$14

Additional Paid-In Capital:
Sales commissions	$4,491	$16,321	$45,822	$—	$—
Dealer manager fees	3,026	10,981	19,033	—	1
Offering costs	4,415	8,802	16,048	116	984
Distribution fees(6)	5,790	30,805	148	26,684	27,419

Total	$17,722	$66,909	$81,051	$26,800	$28,404

(1)
See "Note 2 to the Consolidated Financial Statements" in our Annual Report on Form 10-K filed on March 9, 2018 for detail on the new accounting standard we adopted effective January 1, 2017 and for a description of the accounting policy regarding acquisition costs. Amounts also include our proportionate share of acquisition fees relating to the joint ventures, which is included in investment in unconsolidated joint ventures on our consolidated balance sheets.

(2)
Includes asset management fees other than asset management fees related to dispositions.

(3)
Fees are netted against the respective gain and are included in the related net gain amount on the consolidated statements of operations.

(4)
Other expense reimbursements include certain expenses incurred in connection with the services provided to us under the Advisory Agreement. These reimbursements include a portion of compensation expenses of individual employees of the Advisor, including certain of our named executive officers, related to activities for which the Advisor does not otherwise receive a separate fee. We reimbursed the Advisor approximately $4.0 million, $3.0 million and $1.4 million for the years ended December 31, 2017, 2016 and 2015 respectively, related to these compensation expenses. Included in these amounts, approximately $40,000, $48,000 and $61,000 for the years ended December 31, 2017, 2016 and 2015 respectively, were for a portion of the salary, bonus and benefits of our principal financial officer, Thomas G. McGonagle, for services provided to us. There were no amounts reimbursed to the Advisor for the years ended December 31, 2017, 2016 or 2015 for the salary, bonus and benefits of our principal executive officer, Dwight L. Merriman III, for services provided to us. Our principal executive officer and principal financial officer provide services to and receive additional compensation from affiliates of the Advisor that we do not reimburse. The remaining amount of other expense reimbursements relate to other costs incurred by the Advisor and its affiliates in connection with the services the Advisor provides to us, including, without limitation, personnel (and related employment) costs and overhead (including, but not limited to, allocated rent paid to both third parties and an affiliate of the Advisor, equipment, utilities, insurance, travel and entertainment, and other costs), including, but not limited to, total compensation, benefits and other overhead of all other employees involved in the performance of such services.

(5)
Development acquisition fees are included in the total development project costs of the respective properties and are capitalized in construction in progress, which is included in net investment in real estate properties on our consolidated balance sheets. Amounts also include our proportionate share of development acquisition fees relating to the joint ventures, which is included in investment in unconsolidated joint ventures on our consolidated balance sheets.

(6)
The distribution fees accrue daily and are payable monthly in arrears. As of December 31, 2017 and 2016, the monthly amount of distribution fees payable of $0.6 million and $0.5 million, respectively, is included in distributions payable on the consolidated balance sheets. Additionally, we accrue for future estimated amounts payable based on the shares outstanding as of the balance sheet date. As of December 31, 2017 and 2016, the future estimated amounts payable of $26.1 million and $27.0 million, respectively, are included in due to affiliates on the consolidated balance sheets, and includes an immaterial amount related to prior periods.

Policies and Procedures for Review of Related Party Transactions

        Pursuant to our Charter, our independent directors evaluate at least annually whether the compensation that we contract to pay to the Advisor and its affiliates is reasonable in relation to the nature and quality of the services performed. Our Charter also contains the following requirements relating to approval by our Board of Directors and the independent directors of transactions between us, on the one hand, and the Advisor or any of its affiliates (each, a "Related Party"), on the other hand:

  •
  We may purchase or lease an asset from a Related Party if a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, finds that the transaction is fair and reasonable to us and at a price no greater than the cost of the asset to the Related Party, unless there is substantial justification for the amount in excess of the cost to the Related Party and such excess is reasonable (as determined by a majority of our Board of Directors, including a majority of the independent directors);

  •
  A Related Party may purchase or lease an asset from us if a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, determines that the transaction is fair and reasonable to us;

  •
  We may not borrow money from a Related Party unless a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, approve the transaction as fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties; and

  •
  Other transactions with a Related Party generally require a majority of our Board of Directors, including a majority of our independent directors, not otherwise interested in the transaction, to approve such transaction as fair and reasonable to us and on terms and conditions no less favorable to us than those available from an unaffiliated third party.

        Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by our Board of Directors or the Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Those conflict of interest matters that cannot be delegated to the independent directors, as a group, under Maryland law must be acted upon by both our Board of Directors and the independent directors.

 REPORT OF THE AUDIT COMMITTEE

        In accordance with, and to the extent permitted by the rules of the Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Industrial Property Trust Inc.'s future filings made under the Exchange Act, and shall not be deemed to be "soliciting material" or to be "filed" under the Exchange Act or the Securities Act.

        Roles and Responsibilities.    The Audit Committee is comprised of three independent directors and operates under a written charter adopted by the Board. The purpose of the Audit Committee is to be an informed and effective overseer of our financial accounting and reporting processes as well as hire, compensate, and evaluate the independent registered public accounting firm. Senior management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. KPMG LLP, the Company's independent registered public accounting firm for 2017, is responsible for expressing an opinion on the conformity of the Company's audited financial statements in accordance with general accepted accounting principles.

        Required Disclosures and Discussions.    The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements as of and for the year ended December 31, 2017 with management. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 16, Communication with Audit Committees, issued by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.

        Audit Committee Recommendation.    Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the audited financial statements for the year ended December 31, 2017 be included in the Company's Annual Report on Form 10-K for 2017 for filing with the Commission.

THE AUDIT COMMITTEE
Charles B. Duke, Chairman Marshall M. Burton John S. Hagestad

 PRINCIPAL ACCOUNTANT FEES AND SERVICES

        During the year ended December 31, 2017, we engaged KPMG LLP to provide us with audit services. Services provided included the audit of annual financial statements, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.

Fees

        Total fees billed by KPMG LLP for the services provided during the years ended December 31, 2017 and 2016 were $711,397 and $834,479, respectively, and consisted of the following:

	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Audit Fees	$711,397	$834,479
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Total	$711,397	$834,479

        The Audit Committee has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm's independence.

        The Audit Committee is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm's services. All fees for services provided by KPMG LLP in 2017 and 2016 were pre-approved by the Audit Committee.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP, an independent registered public accounting firm, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2017. The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2018 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.

        Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.

        The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Abstentions and broker non-votes, if any, will have no effect on the result of the ratification of the appointment of KPMG LLP.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE
RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY'S INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2018.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND PROPOSALS FOR THE 2019
ANNUAL MEETING

        Proposals received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2019 annual meeting of stockholders if they are received by us on or before December 19, 2018. Any proposal should be directed to the attention of our Secretary at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

        For any proposal that is not submitted for inclusion in the proxy statement for the 2019 annual meeting of stockholders but is instead sought to be presented directly at the meeting, Rule 14a-4(c) under the Exchange Act permits our management to exercise discretionary voting authority under proxies we solicit unless we receive timely notice of the proposal in accordance with the procedures set forth in our bylaws. Our current bylaws require that, in order for proposals of stockholders to be considered timely and eligible for consideration at the 2019 annual meeting of stockholders, such proposals must be submitted in accordance with the requirements of the bylaws, not later than 5:00 pm, Mountain Daylight Time, on December 19, 2018 and not earlier than November 19, 2018.

        For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.

OTHER MATTERS

        Our Board of Directors knows of no other business to be brought before the Annual Meeting. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.

        No person is authorized to give any information or to make any representation not contained in this proxy statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this proxy statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the proxy statement.

ADDITIONAL INFORMATION

        We file annual, quarterly and special reports, proxy statements, and other information with the Commission at 100 F Street N.E., Washington, D.C. 20549. You may read and copy any reports, statements or other information we file at the Commission's public reference rooms in Washington, D.C. and New York, New York. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Industrial Property Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations, and can also be accessed through our website at www.industrialpropertytrust.com.

        The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares, and we will promptly provide a separate copy. You can notify us by delivering an oral or written request to Industrial Property Trust Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.

        YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS AND THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2018. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED APRIL 16, 2018. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Joshua J. Widoff Managing Director General Counsel and Secretary

Denver, Colorado
April 16, 2018

VIEW MATERIALS & VOTE w SCAN TO INDUSTRIAL PROPERTY TRUST INC. 518 17TH STREET, 17TH FLOOR DENVER, CO 80202 VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. Please call 1-855-723-7822 to speak to a live agent between 9:00 a.m. and 10:00 p.m. EDT. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Control Number located in box below: TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: E43673-P06998 KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below. INDUSTRIAL PROPERTY TRUST INC. The Board of Directors recommends you vote FOR the following: 1.Election of Directors Nominees: ! ! ! 01) 02) 03) Marshall M. Burton Charles B. Duke John S. Hagestad 04) 05) 06) Dwight L. Merriman III Stanley A. Moore Evan H. Zucker For Against Abstain The Board of Directors recommends you vote FOR the following proposal: ! ! ! 2.Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2018. Yes ! No ! Please indicate if you plan to attend this meeting. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. E43674-P06998 INDUSTRIAL PROPERTY TRUST INC. Annual Meeting of Stockholders June 29, 2018 9:00 AM MDT This proxy is solicited by the Board of Directors The stockholder(s), on the reverse side of this ballot, hereby appoint(s) Joshua J. Widoff and Thomas G. McGonagle, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of INDUSTRIAL PROPERTY TRUST INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 AM MDT, on June 29, 2018, at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202, and any adjournment or postponement thereof (i) as designated by the Stockholder(s) on the reverse side of this ballot, and (ii) in the discretion of the proxies on any other matter that may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. This proxy will be voted in the discretion of the proxies on any matter other than the proposals set forth on the reverse side of this ballot that is properly brought before the Annual Meeting of Stockholders or any postponement or adjournment thereof. Continued and to be signed on reverse side

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 29, 2018. INDUSTRIAL PROPERTY TRUST INC. You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy materials and voting instructions. E43678-Z72353-Z72354 See the reverse side of this notice to obtain Meeting Information Meeting Type:Annual Meeting For holders as of:April 9, 2018 Date: June 29, 2018Time: 9:00 AM MDT Location: The Grand Hyatt Denver 1750 Welton Street Denver, Colorado 80202

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) XXXX XXXX XXXX XXXX (located on the following page) in the subject line. VIEW MATERIALS & VOTE  SCAN TO How To Vote Please Choose One of the Following Voting Methods in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E43679-Z72353-Z72354 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: Go to www.proxyvote.com or from a smartphone, scan the QR Barcode above. Have the information that is printed Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENTANNUAL REPORT How to View Online: and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 15, 2018 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1.Election of Directors Nominees: 01) 02) 03) Marshall M. Burton Charles B. Duke John S. Hagestad 04) 05) 06) Dwight L. Merriman III Stanley A. Moore Evan H. Zucker The Board of Directors recommends you vote FOR the following proposal: 2.Ratification of the appointment of KPMG LLP as the Company's independent registered public accounting firm for fiscal year 2018. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E43680-Z72353-Z72354 Voting Items

Voting Items

1. Election of Directors

   Nominees:

   01) Marshall M. Burton
   02) Charles B. Duke
   03) John S. Hagestad
   04) Dwight L. Merriman III
   05) Stanley A. Moore
   06) Evan H. Zucker

E43680-Z72353-Z72354

E43681-Z72353-Z72354 Voting Instructions